Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment
Property, Plant and Equipment

7. Property, Plant and Equipment

Property, plant and equipment consisted of the following:

	2017	2018
Lab and build-to-suit equipment	$3,847,546	$6,123,194
Grant equipment	1,143,701	1,143,701
Office equipment	123,655	130,460
Furniture and fixtures	205,051	205,051
Computer equipment	677,569	799,515
Leasehold improvements	7,218,687	8,878,361
Construction-in-progress	2,830,407	155,148
Total property, plant and equipment	16,046,616	17,435,430
Accumulated depreciation	(7,803,604)	(9,304,722)
Property, plant and equipment, net	$8,243,012	$8,130,708

The Company recorded depreciation expense of $931,931 and $1,543,667 for the years ended December 31, 2017 and 2018, respectively. Maintenance and repairs are expensed as incurred and were $244,885 and $153,278, respectively, for the years ended December 31, 2017 and 2018.

In December 2016, the Company executed an agreement with a commercial manufacturer to build a PRINT particle fabrication line for the production in support of its products. The ultimate cost was approximately $1.6 million. The Company financed this transaction with a third-party vendor, CSC Leasing Company (“CSC”). CSC made payments to the manufacturer per the payment schedule in the agreement as the asset was fabricated. CSC charged the Company a monthly lease rate on the scheduled payments made to the manufacturer as interim financing costs until the asset was completed and placed in service. Upon completion of fabrication, the lease commenced on March 1, 2018.

In accordance with ASC 840, Leases, for build‑to‑suit arrangements where the Company is involved in the fabrication of an asset prior to the commencement of the ultimate financing or takes some level of construction risk, the Company is considered the accounting owner of the assets during the fabrication period. Accordingly, during the fabrication phase, the Company recorded a construction-in-progress asset within Property, Plant and Equipment and a corresponding deferred financing obligation liability for contributions by CSC toward fabrication. Upon completion of the fabrication in March 2018, since the Company maintained substantially all of the risk and rewards of ownership of the asset, the Company recorded the transaction as a financing, continuing to record the asset and reclassifying the deferred financing obligation to debt. As of December 31, 2017, $1,341,810 was recorded in construction-in-progress with an equal deferred financing obligation. As of December 31, 2018,  the net book value of the build-to-suit asset was $1,422,268 and $1,142,194 was also recorded as long-term debt (see Note 11).

The following table details the activity of Construction in Progress (“CIP”) in 2017 and 2018 and  and the associated transfer to Leasehold Improvements and Lab Equipment when the assets were placed in service:

	Leasehold	Build-to-suit	Lab
	Improvements	Equipment	Equipment	Total
Balance as of December 31, 2016	$337,255	$—	$—	$337,255
Add: Purchases related to CIP	2,298,714	1,583,054	39,246	3,921,014
Less: Transfer due to placed in service	(1,427,862)	—	—	(1,427,862)
Balance as of December 31, 2017	1,208,107	1,583,054	39,246	2,830,407
Add: Purchases related to CIP	425,438	82,687	114,102	622,227
Less: Transfer due to placed in service	(1,570,194)	(1,665,741)	(61,551)	(3,297,486)
Balance as of December 31, 2018	$63,351	$—	$91,797	$155,148

The Construction in Progress balance includes $57,625 and $3,925 of capitalized interest costs for the years ended December 31, 2017 and 2018, respectively.